UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

Transfer Technology International Corp.
 (Exact name of Registrant as specified in its charter)
____________________

Delaware (State or other Jurisdiction of Incorporation or organization)	000-27131 (Commission File Number)	88-0381258 (IRS Employer I.D. No.)
___________________________

2240 Twelve Oaks Way, Suite 101-1
Wesley Chapel, Florida  33544
Tel:  (813) 388-6891
Fax:  (813) 428-5990
 (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)
___________________________

N/A
(Former name and/or address if changed since last report)

ITEM 4.01           Changes in Registrant’s Certifying Accountant

On February 24, 2011 Transfer Technology International Corp. (the “Company”) dismissed Friedman, LLP from its position as the Company’s independent registered public accounting firm.  The Company’s Board of Directors approved the dismissal.

The Company engaged Friedman, LLP to serve as its independent registered public accounting firm in January 2010.  The audit report of Friedman, LLP on the Company’s financial statements for the year ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, however it did contain a qualification describing a going concern uncertainty as well as a restatement of the 2008 financial statements.  Friedman, LLP did not, during the applicable periods, advise the Company of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to the date of this Current Report, there were no (i) disagreements between the Company and Friedman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Friedman LLP to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K, except as set forth in Item 9A in the Form 10-K filed by the Company on June 24, 2010, regarding lack of internal controls over controls and procedures.

The Company furnished Friedman LLP with a copy of this report prior to filing with the SEC and requested that Friedman LLP furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to Friedman LLP’s audit services and engagement as the Company’s independent registered public accounting firm. Friedman LLP has furnished a letter addressed to the SEC dated March 2, 2011, a copy of which is attached hereto as Exhibit 16.1.

The Company has engaged HJ & Associates, LLC, Certified Public Accountants ("HJ") as its new independent accountants on February 28, 2011. Prior to February 28, 2011, the Company had not consulted with HJ regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company by HJ concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

         Exhibit 16.1        Letter from Friedman LLP dated March 2, 2011

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        Transfer Technology International Corp.

Dated: March 2, 2011                                      By: /s/ Chris Trina
                                                                                Chris Trina
                                                                                Chief Executive Officer